Exhibit 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of NewLake Capital Partners, Inc. (the “Company”) for the quarter ended September 30, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Lisa Meyer, Chief Financial Officer, Treasurer and Secretary of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:
(1)the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
It is not intended that this statement be deemed to be filed for purposes of the Securities Exchange Act of 1934.

Date: November 4, 2026	By:	/s/ Lisa Meyer
Lisa Meyer
Chief Financial Officer, Treasurer and Secretary
(Principal Financial Officer)